Exhibit 10.2

GUARANTEE AND COLLATERAL AGREEMENT

made by

BOOZ ALLEN HAMILTON INVESTOR CORPORATION,

BOOZ ALLEN HAMILTON INC.,

as the Borrower,

and the Subsidiary Guarantors party hereto

in favor of

BANK OF AMERICA, N.A.,

as Collateral Agent

Dated as of July 31, 2012

SECTION 7.	THE COLLATERAL AGENT	19
7.1	Collateral Agent’s Appointment as Attorney-in-Fact, etc	19
7.2	Duty of Collateral Agent	20
7.3	Execution of Financing Statements	20
7.4	Authority of Collateral Agent	21

SECTION 8.	MISCELLANEOUS	21
8.1	Amendments in Writing	21
8.2	Notices	21
8.3	No Waiver by Course of Conduct; Cumulative Remedies	21
8.4	Enforcement Expenses; Indemnification	21
8.5	Successors and Assigns	22
8.6	Set-Off	22
8.7	Counterparts	22
8.8	Severability	22
8.9	Section Headings	22
8.10	Integration	22
8.11	GOVERNING LAW	22
8.12	Submission To Jurisdiction; Waivers	22
8.13	Acknowledgements	23
8.14	Additional Guarantors and Grantors	24
8.15	Releases	24
8.16	WAIVER OF JURY TRIAL	24

SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Legal Name, Jurisdictions of Organization and Chief Executive Offices
Schedule 4	Intellectual Property
Schedule 5	Material Government Contracts

ANNEXES

Annex I	Assumption Agreement
Annex II	Acknowledgement and Consent
Annex III	Appointment and Agreement

ii

GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT, dated as of July 31, 2012, made by each of the signatories hereto, in favor of Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of July 31, 2012 (as amended, waived, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Booz Allen Hamilton Inc., a Delaware corporation (the “Borrower”), the Lenders, Bank of America, N.A., as Collateral Agent and Administrative Agent, Bank of America, N.A., as Issuing Lender, Credit Suisse Securities (USA) LLC, as Syndication Agent, Barclays Bank PLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC as Joint Lead Arrangers and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc. and Sumitomo Mitsui Banking Corporation, as Joint Bookrunners.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor (as defined below);

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: “Accession”, “Account”, “As-Extracted Collateral”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Document”, “Equipment”, “Farm Products”, “Fixture”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Letter-of-Credit Right”, “Securities Account”, “Securities Intermediary”, “Security” and “Uncertificated Securities”.

(b) The following terms shall have the following meanings:

“Agreement”: this Guarantee and Collateral Agreement, as the same may be amended, waived, supplemented or otherwise modified from time to time.

“Borrower”: as defined in the preamble hereto.

“Borrower Cash Management Obligations”: to the extent that the Borrower so agrees in the applicable agreements therefor, the collective reference to all obligations and liabilities of the Borrower and any other Loan Party (including, to the extent that such agreements so provide and without limitation, interest accruing at the then applicable rate provided in the Specified Cash Management Arrangement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or the applicable Loan Party, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) to any Lender or any Affiliate of any Lender (or any Lender or any Affiliate thereof at the time such Specified Cash Management Arrangement was entered into) (each, a “Cash Management Provider”), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Cash Management Arrangement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, to the extent that such agreements so provide and without limitation, all fees and disbursements of counsel to the relevant Lender or Affiliate thereof that are required to be paid by the Borrower or the applicable Loan Party, as the case may be, pursuant to the terms of any Specified Cash Management Arrangement) so long as the relevant Cash Management Provider executes and delivers to the Administrative Agent a letter agreement (a) in substantially the form of Annex III or (b) otherwise in form and substance reasonably acceptable to the Administrative Agent pursuant to which, unless the Collateral Agent agrees otherwise, the relevant Cash Management Provider (i) appoints the Administrative Agent as its agent under the applicable Specified Cash Management Arrangement and (ii) agrees to be bound by the provisions of Sections 9.3, 9.7, 10.11 and 10.12 of the Credit Agreement.

“Borrower Credit Agreement Obligations”: the collective reference to the unpaid principal of and interest on the Loans (including, for the avoidance of doubt, any New Loans and any Extended Loans), the Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) to the Administrative Agent, the Collateral Agent or any other Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Collateral Agent or to the other Secured Parties that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

“Borrower Foreign Currency L/C Agreement Obligations”: the collective reference to all obligations and liabilities of the Borrower and any other Loan Party (including, without limitation, interest accruing at the then applicable rate provided in any Specified Foreign Currency L/C Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or the applicable Loan Party, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) to any Lender or any Affiliate of any Lender (or any Lender or any Affiliate thereof at the time such Specified Foreign Currency L/C Agreement was entered into) (each, a “Foreign Currency L/C Provider”), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case, which may arise under, out of, or in connection with, any Specified Foreign Currency L/C Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender or Affiliate thereof that are required to be paid by the Borrower or the applicable Loan Party, as the case may be, pursuant to the terms of any Specified Foreign Currency L/C Agreement) so long as, unless the Collateral Agent agrees otherwise, the relevant Foreign Currency L/C Provider executes and delivers to the Administrative Agent a letter agreement (a) in substantially the form of Annex III or (b) otherwise in form and substance reasonably acceptable to the Administrative Agent pursuant to which the relevant Foreign Currency L/C Provider (i) appoints the Administrative Agent as its agent under the applicable Specified Foreign Currency L/C Agreement and (ii) agrees to be bound by the provisions of Section 9.3, 9.7, 10.11 and 10.12 of the Credit Agreement.

“Borrower Hedge Agreement Obligations”: the collective reference to all obligations and liabilities of the Borrower and any other Loan Party (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or the applicable Loan Party, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) to any Lender or any Affiliate of any Lender (or any Lender or any Affiliate thereof at the time such Specified Hedge Agreement was entered into) (each, a “Hedge Provider”), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender or Affiliate thereof that are required to be paid by the Borrower or the applicable Loan Party, as the case may be, pursuant to the terms of any Specified Hedge Agreement) so long as, unless the Collateral Agent agrees otherwise, the relevant Hedge Provider executes and delivers to the Administrative Agent a letter agreement (a) in substantially the form of Annex III or (b) otherwise in form and substance reasonably acceptable to the Administrative Agent pursuant to which the relevant Hedge Provider (i) appoints the Administrative Agent as its agent under the applicable Specified Hedge Agreement and (ii) agrees to be bound by the provisions of Section 9.3, 9.7, 10.11 and 10.12 of the Credit Agreement.

“Borrower Obligations”: the collective reference to (i) the Borrower Credit Agreement Obligations, (ii) the Borrower Hedge Agreement Obligations, (iii) the Borrower Foreign Currency L/C Obligations and (iv) the Borrower Cash Management Obligations, but, as to clauses (ii), (iii) and (iv) hereof, only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant hereto.

“CLIN”: a JAMIS contract line item number with respect to a Government Contract or the equivalent under any successor system.

“Collateral”: as defined in Section 3.1.

“Collateral Account”: any collateral account established by the Collateral Agent as provided in Section 6.1 or 6.6.

“Copyright Licenses”: with respect to any Grantor, all United States written license agreements naming such Grantor as licensor or licensee (including, without limitation, those listed in Schedule 4), granting any right under any Copyright, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell, and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”: (i) with respect to any Grantor, all of such Grantor’s copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 4), all registrations and recordings thereof, and all applications in connection therewith, in each case, owned by such Grantor in its own name, including, without limitation, all registrations, recordings, supplemental registrations and pending applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Government Contract”: any contract to which a Loan Party is a party and a counterparty is a U.S. Governmental Authority to the extent such contract involves the performance of services or delivery of goods by or on behalf of such Loan Party to such U.S. Governmental Authority.

“Grantors”: the collective reference to each signatory hereto (other than the Collateral Agent) together with any other entity that may become a party hereto as provided herein.

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Collateral Agent or to the other Secured Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”: the collective reference to Investor and the Subsidiary Guarantors that may become a party hereto as provided herein.

“Intellectual Property”: with respect to any Grantor, the collective reference to such Grantor’s rights, priorities and privileges relating to intellectual property, arising under the laws of the United States, including, without limitation, such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”: any promissory note evidencing loans made by any Grantor to Investor or any of its Subsidiaries.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Excluded Capital Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Investor”: Booz Allen Hamilton Investor Corporation, a Delaware corporation.

“Issuers”: the collective reference to each issuer of a Pledged Security.

“Liens”: as defined in Section 3.1.

“Material CLIN”: as defined in the definition of Material Government Contract.

“Material Government Contracts”: all Government Contracts listed on Schedule 5, and each Government Contract entered into after the date hereof:

(i) having a duration of one year or greater,

(ii) having one or more CLINs, which CLIN involves aggregate consideration payable (or expected gross revenue) by the applicable governmental entity to the applicable Loan Party of $10,000,000 or more over the term of the contract, including base period plus priced options (a “Material CLIN”); and

(iii) which are not subject to the provisions of Federal Acquisition Regulation 52.232-24 or any successor provision;

provided that “Material Government Contracts” shall not include any contract the existence of which may not be disclosed to the Secured Parties under applicable law, rule or regulations.

“New York UCC”: the Uniform Commercial Code from time to time in effect in the State of New York.

“Obligations”: (i) in the case of the Borrower, the Borrower Obligations and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Patent License”: with respect to any Grantor, all United States written license agreements providing for the grant by or to such Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 4, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”: with respect to any Grantor, all of such Grantor’s (i) letters patent of the United States, including, without limitation, any of the foregoing referred to in Schedule 4, (ii) applications for letters patent of the United States and all continuations and continuations in part thereof, including, without limitation, any of the foregoing referred to in Schedule 4, and (iii) rights to obtain any reissues or extensions of the foregoing, in each case, owned by such Grantor in its own name.

“Pledged Notes”: all promissory notes listed on Schedule 2 and all Intercompany Notes at any time issued to any Grantor in excess of $5,000,000 (or Intercompany Notes which, in the aggregate, are in excess of $5,000,000) and all other promissory notes issued to or held by any Grantor in excess of $5,000,000 (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”: the collective reference to (i) the shares of Capital Stock listed on Schedule 2 and (ii) any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect other than Excluded Capital Stock; provided that in no event shall more than 65% of the outstanding Capital Stock of any class of any Foreign Subsidiary or any Foreign Subsidiary Holding Company be required to be pledged hereunder (such percentage to be adjusted by mutual agreement (not to be unreasonably withheld) upon any change in law as may be required to avoid adverse U.S. federal income tax consequences to any Parent (as defined in the Credit Agreement), Investor, the Borrower or any of the Borrower’s Subsidiaries).

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Securities Act”: the Securities Act of 1933, as amended.

“Specified Cash Management Arrangement”: any cash management arrangement (a) entered into by (i) the Borrower or any other Loan Party and (ii) any Lender or any Affiliate thereof at the time such cash management arrangement was entered into, as counterparty, and (b) which has been designated by such Lender and the Borrower, by notice to the Collateral Agent not later than 90 days after the execution and delivery by the Borrower or such other Loan Party, as a Specified Cash Management Arrangement. The designation of any cash management arrangement as a Specified Cash Management Arrangement shall not create in favor of the Lender or Affiliate thereof that is a party thereto any rights in connection with the management or release of any Collateral or any Guarantor Obligations.

“Trademark License”: with respect to any Grantor, all United States written license agreements providing for the grant by or to such Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 4, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks”: with respect to any Grantor, all of such Grantor’s (i) trademarks, trade names, corporate names, company names, business names, domain names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, all registrations and recordings thereof, and all applications in connection therewith (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Section 1(c) or 1(d) of said Act has been filed), whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, and all United States common-law rights related thereto owned by such Grantor in its own name, including, without limitation, any of the foregoing referred to in Schedule 4, and (ii) the right to obtain all renewals thereof.

“Unfunded Advances/Participations” : (a) with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrower on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.2 of the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrower or made available to the Administrative Agent by any such Lender and (b) with respect to any Issuing Lender, the aggregate amount, if any, of any participations in respect of Reimbursement Obligations that shall not have been funded by any L/C Participant in accordance with Section 3.4 of the Credit Agreement.

“U.S. Governmental Authority” shall mean the government of the United States of America and any agency thereof.

“Vehicles”: aircraft, railcars and all cars, trucks, trailers, construction and earth moving equipment and other assets covered by a certificate of title law of any state.

1.2 Other Definitional Provisions. (a)The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2. GUARANTEE

2.1 Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent for the benefit of the Administrative Agent, the Collateral Agent, and the other Secured Parties, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent, the Collateral Agent or any other Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full (other than Borrower Hedge Agreement Obligations, Borrower Foreign Currency L/C Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due), no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations, provided that any Guarantor shall be released from its guarantee contained in this Section 2 as provided in Section 8.15.

(e) No payment (other than payment in full) made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent, the Collateral Agent or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations shall have been paid in full (other than Borrower Hedge Agreement Obligations, Borrower Foreign Currency L/C Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due), no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated, provided that any Guarantor shall be released from its guarantee contained in this Section 2 as provided in Section 8.15.

2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent, the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent, the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent, the Collateral Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent, the Collateral Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent, the Collateral Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent, the Collateral Agent and the other Secured Parties by the Borrower on account of the Borrower Obligations shall have been paid in full (other than Borrower Hedge Agreement Obligations, Borrower Foreign Currency L/C Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due), no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of such Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent, the Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the

Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

2.4 Amendments, etc. with respect to the Borrower Obligations. To the maximum extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent, the Collateral Agent or any other Secured Party may be rescinded by the Administrative Agent, the Collateral Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Collateral Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, or all Lenders, or all Lenders directly and adversely affected thereby, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of set-off at any time held by the Administrative Agent, the Collateral Agent or any other Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent, the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent, the Collateral Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, with respect to the Loan Documents and the Administrative Agent, the Collateral Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees, to the maximum extent permitted by applicable law, that the guarantee of such Guarantor contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent, the Collateral Agent or any other Secured Party, or (c) any other circumstance whatsoever (other than a defense of payment or performance) (with or without notice to or knowledge of the Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower from the Borrower Obligations, or of such Guarantor under the guarantee of such Guarantor contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent, the

Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent, the Collateral Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent, the Collateral Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent, the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim at the Funding Office.

SECTION 3. GRANT OF SECURITY INTEREST

3.1 Grant of First Priority Security Interests. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Deposit Accounts;

(d) all Documents;

(e) all Equipment;

(f) all Fixtures;

(g) all General Intangibles;

(h) all Instruments, including the Pledged Notes;

(i) all Intellectual Property;

(j) all Inventory;

(k) all Investment Property;

(l) all books and records pertaining to the Collateral; and

(m) to the extent not otherwise included, all Proceeds and products of any of the Collateral and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3.1, this Agreement shall not constitute a grant of a security interest in (i) any leasehold interest in real property (and any Fixtures relating thereto) and any Fixtures relating to any owned real property to the extent that the Collateral Agent is not entitled to a security interest with respect to such owned real property under the terms of the Credit Agreement, (ii) any Vehicles and all Proceeds thereof, (iii) any property to the extent that such grant of a security interest is (A) prohibited by any Requirements of Law of a Governmental Authority, (B) requires a consent not obtained of any Governmental Authority pursuant to a Requirement of Law or (C) prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument, (including any permitted liens, leases and licenses) or other document evidencing or giving rise to such property in each case with any third party, joint venture or non wholly-owned Subsidiary or any organizational, shareholder or similar agreements of any non-wholly owned Subsidiary or joint venture; except in the case of clauses (A), (B) or (C), to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or organizational, shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law, (iv) any property that constitutes Equipment subject to a certificate of title statute, Farm Products, Accessions, Letter-of-Credit Rights, Commercial Tort Claims and As-Extracted Collateral, (v) any property to the extent the granting of such security interest would result in adverse tax consequences as reasonably determined by the Borrower (provided that any such designation shall be subject to the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed)), (vi) any property as to which the Borrower and the Administrative Agent reasonably determines that the burden or cost of obtaining a security interest or perfection thereof is excessive when compared to the benefit to the Secured Parties of the security to be afforded thereby, (vii) equity interests in and assets of Unrestricted Subsidiaries and Immaterial Subsidiaries, (viii) Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) which is described in the proviso to the definition of Pledged Stock, (ix) any Capital Stock and other securities of a Subsidiary to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities for the benefit of the holders of Additional Obligations incurred in the form of notes (or the holders of any notes that restructure, refund, replace or refinance the Loans or such Additional Obligations) results in the Borrower, Investor or any Parent Company being required to file separate financial statements of such Subsidiary with the Securities and Exchange Commission (or any other governmental authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement and (x) any aircraft, airframes, aircraft engines or helicopters, or any Equipment or other assets constituting a part thereof. It is hereby understood and agreed that any Property described in the preceding proviso, and any Property that is otherwise expressly excluded from clauses (a) through (m) above, shall be excluded from the definition of “Collateral”.

3.2 Intercreditor Relations. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Section 3.1 shall with respect to all Collateral, prior to the Discharge of Senior Priority Obligations (as defined in the Intercreditor Agreement), be pari passu and equal in priority to the Liens granted to any Senior Priority Agent (as defined in the Intercreditor Agreement) for the benefit of the holders of the applicable Senior Priority Obligations to secure such Senior Priority Obligations pursuant to the applicable Senior Priority Documents (as defined in the Intercreditor Agreement) (except as may be separately otherwise agreed between the Collateral Agent, on behalf of itself and the Secured Parties, and any other Senior Priority Agent, on behalf of itself and the Senior Priority Creditors (as defined in the Intercreditor Agreement) represented thereby). The Collateral Agent acknowledges and agrees that the relative priority of the Liens granted to the Collateral Agent, the Administrative Agent and any Additional Agent (as defined in the Intercreditor Agreement) shall be determined solely pursuant to the applicable Intercreditor Agreement or Other Intercreditor Agreement, and not by priority as a matter of law or otherwise. Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the applicable Intercreditor Agreement or Other Intercreditor Agreement. In the event of any conflict between the terms of any Intercreditor Agreement or Other Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement or Other Intercreditor Agreement, as applicable, shall govern and control as among (i) the Collateral Agent and any Additional Agent, in the case of the Intercreditor Agreement, and (ii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement. In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Intercreditor Agreement or Other Intercreditor Agreement, as applicable, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent, the Collateral Agent and the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower, each Guarantor and each Grantor hereby represents and warrants with respect to itself to each of the Administrative Agent, the Collateral Agent and each other Secured Party that:

4.1 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement to the extent they refer to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and each of the Administrative Agent, the Collateral Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein; provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2 Title; No Other Liens. Except as otherwise permitted by Section 7.3 of the Credit Agreement, such Grantor owns or has rights in each item of the Collateral free and clear of any and all Liens. Except as otherwise permitted under Section 7.3 of the Credit Agreement, no financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office except financing statements that have been filed without the consent of the Grantor. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned, licensed or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property. Each of the Administrative Agent, the Collateral Agent and each other Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease, license or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.3 Names; Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s full and correct legal name, jurisdiction of organization and identification number from the jurisdiction of organization (if any) are specified on Schedule 3.

4.4 Pledged Securities. On the date hereof, the shares of Pledged Stock pledged by such Grantor hereunder:

(a) with respect to the shares of Pledged Stock issued by the Borrower and any other Restricted Subsidiary, have been duly authorized, validly issued and are fully paid and non-assessable, to the extent such concepts are applicable; and

(b) constitute (i) in the case of shares of a Domestic Subsidiary (other than a Foreign Subsidiary Holding Company), all the issued and outstanding shares of all classes of the Capital Stock of each Issuer directly owned by such Grantor and (ii) in the case of any Pledged Stock constituting Capital Stock of any class of any Foreign Subsidiary or Foreign Subsidiary Holding Company, 65% of the outstanding Capital Stock of such class of each relevant Issuer owned directly by such Grantor.

4.5 Intellectual Property. Schedule 4 lists all material Copyright registrations, material Copyright Licenses, material Trademark applications and registrations, material Trademark Licenses, material Patent applications and material Patents and material Patent Licenses owned by such Grantor in its own name on the date hereof.

4.6 [Reserved].

4.7 Material Government Contracts. Schedule 5 lists all Material Government Contracts to which the Borrower or any of its Subsidiaries was a party as of July 25, 2012.

SECTION 5. COVENANTS

Each Guarantor and each Grantor covenants and agrees with the Administrative Agent, the Collateral Agent and the other Secured Parties that subject to Section 8.15(b), from and after the date of this Agreement until the Obligations shall have been paid in full (other than Borrower Hedge Agreement Obligations, Borrower Foreign Currency L/C Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due), no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated:

5.1 Covenants in Credit Agreement. In the case of each Guarantor, to the extent applicable, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

5.2 Investment Property. (a) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it and (ii) the terms of Sections 6.4(c) and 6.9 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.4(c) or 6.9 with respect to the Pledged Securities issued by it.

(b) To the extent that any Pledged Security that is an Uncertificated Security becomes a Certificated Security, the applicable Grantor shall promptly deliver such certificates evidencing such Pledged Securities to the Collateral Agent together with stock powers or indorsements thereof reasonably satisfactory to the Collateral Agent.

5.3 Material Government Contracts. In the case of each Grantor, such Grantor shall, on each date that the Borrower is required to deliver financial statements pursuant to Section 6.1(a) or (b) of the Credit Agreement, commencing with the delivery of financial statements for the quarter ending September 30, 2012, provide the Collateral Agent with written notice of any Material Government Contracts entered into since the last date financial statements were delivered pursuant to Section 6.1(a) or (b) of the Credit Agreement through and including the date of such financial statements (or, with respect to the first such date financial statements are delivered pursuant to such Sections, since July 25, 2012 through and including September 30, 2012), such notice to include the identification of any Material CLINs, and within fifteen days of such notice, deliver to the Collateral Agent such documentation reasonably necessary to comply with the Assignment of Claims Act of 1940 with respect to the assignment of the right of payment in respect of such Material Government Contracts (or, in the case of any Material Government Contract that is an indefinite delivery contract, task or delivery order contract, multiple award schedule contract, blanket purchase agreement, or basic ordering agreement, in respect of any specific individual order for the performance of services or delivery of goods placed under such Material Government Contract to the extent such specific individual order for the performance of services or delivery of goods has a Material CLIN). The relevant Grantor shall use commercially reasonable efforts to obtain the consent of the applicable U.S. Governmental Authority party to each such Material Government Contract in respect of the assignment of such claims in respect of any Material CLIN, but any failure to receive such consent shall not constitute a Default.

5.4 [Reserved].

5.5 Perfection Exclusions. Notwithstanding anything to the contrary contained herein, no Grantor shall be required to take any actions in order to perfect the security interest granted to the Collateral Agent for the benefit of the Administrative Agent, the Collateral Agent and the Lenders (i) under the laws of any jurisdiction outside the United States or (ii) with respect to any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts, securities accounts or other bank accounts, but excluding Pledged Securities).

SECTION 6. REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Receivables.

(a) At any time during the continuance of an Event of Default, upon the Collateral Agent’s reasonable request at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b) If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default under Section 8.1(a) or 8.1(f) of the Credit Agreement, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two

Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Administrative Agent, the Collateral Agent and the other Secured Parties only as provided in Section 6.7, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent, the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) If an Event of Default has occurred and is continuing and at the Collateral Agent’s request, each Grantor shall deliver to the Collateral Agent all documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all agreements, orders, invoices and shipping receipts. Notwithstanding anything to the contrary in this Agreement, no Grantor will be required to disclose any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Collateral Agent, Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement, (iii) is subject to attorney-client or similar privilege or constitutes attorney work product or (iv) constitutes classified information

6.2 [Reserved].

6.3 Communications with Grantors; Grantors Remain Liable.

(a) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default under Section 8.1(a) or 8.1(f) of the Credit Agreement, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Collateral Agent for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

(b) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent, the Collateral Agent nor any other Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent, the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Administrative Agent, the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.4 Pledged Securities. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.4(b), each Grantor shall be permitted to receive all cash dividends and other distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities.

(b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors (which notice shall not be required if an Event of Default under Section 8.1(f) of the Credit Agreement shall have occurred and be continuing), (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth in Section 6.7, and (ii) any or all of the Pledged Securities shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter during the continuance of such Event of Default exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine), all without liability (except liabilities resulting from the gross negligence or willful misconduct of the Collateral Agent) except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing unless the Collateral Agent has given notice of its intent to exercise as set forth above.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying.

6.5 Intellectual Property.

(i) Solely for the purpose of enabling the Collateral Agent to exercise its rights and remedies under Section 6.8 at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent such Grantor has the right to do so, subject to pre-existing rights and licenses, a non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, license or sublicense any of the Intellectual Property constituting Collateral now owned or hereafter acquired by such Grantor, wherever the same may be located.

(ii) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 7.5 of the Credit Agreement that limit the rights of the Grantors to dispose of their property, notwithstanding the foregoing but subject to the Collateral Agent’s exercise of its rights and remedies under Section 6, the Grantors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Grantors. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of the respective Grantor (through the Borrower), execute and deliver any instruments, certificates or other documents, in the form so requested, that such Grantor (through the Borrower) shall have certified are appropriate in its judgment to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full in cash of all of the Obligations (other than Borrower Hedge Agreement Obligations, Borrower Foreign Currency L/C Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due) and cancellation or termination of all Commitments and Letters of Credit (that are not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) or earlier expiration of this Agreement or release of the Collateral, the Collateral Agent shall grant back to the Grantors the license granted pursuant to clause (i) immediately above. The exercise of rights and remedies under Section 6 by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantors in accordance with the first sentence of this clause (ii).

6.6 Proceeds to be Turned Over To Collateral Agent. If an Event of Default shall occur and be continuing and the Loans shall have been accelerated pursuant to Section 8 of the Credit Agreement, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent, the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, promptly upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent, the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all of the Obligations and shall not constitute payment thereof until applied as provided in Section 6.7.

6.7 Application of Proceeds. If an Event of Default shall have occurred and be continuing and the Loans shall have been accelerated pursuant to Section 8 of the Credit Agreement, at any time at the Collateral Agent’s election, subject to the terms of the Intercreditor Agreement or any Other Intercreditor Agreement, the Collateral Agent may apply all or any part of Proceeds constituting Collateral and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations, and shall make any such application in the following order:

First, to pay incurred and unpaid reasonable, out-of-pocket fees and expenses of the Agents under the Loan Documents;

Second, to the Collateral Agent, for application by it towards payment in full of all Unfunded Advances/Participations (the amounts so applied to be distributed between or among the Administrative Agent and any Issuing Lender pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution);

Third, to the Collateral Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to each of them; and

Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full (other than contingent or indemnification obligations not then due), no Letter of Credit (that is not cash collateralized to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated, shall be paid over to the Borrower or to whomsoever shall be lawfully entitled to receive the same.

6.8 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of itself, the Administrative Agent and the other Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, to the maximum extent permitted under applicable law, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notices otherwise provided in the Loan Documents) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived, to the maximum extent permitted under applicable law, unless otherwise provided in the Loan Documents), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith, subject to pre-existing rights and licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent, the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, the Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, stay or appraisal in any Grantor, which rights or equities are hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.8, after deducting all reasonable costs and expenses of every kind actually incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 6.7, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.9 Private Sales. Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

6.10 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

SECTION 7. THE COLLATERAL AGENT

7.1 Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following (provided that anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing):

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii) in the case of any United States Copyrights, Patents or Trademarks owned by such Grantor in its own name, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Administrative Agent’s, the Collateral Agent’s and the other Secured Parties’ security interest in such Copyrights, Patents and Trademarks and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.8 or 6.9, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) subject to pre-existing rights and licenses, assign any Copyright, Patent or Trademark of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its reasonable discretion determine; and (8) subject to pre-existing rights and licenses, generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s, the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may give such Grantor written notice of such failure to perform or comply and if such Grantor fails to perform or comply within three (3) Business Days of receiving such notice (or if the Collateral Agent reasonably determines that irreparable harm to the Collateral or to the security interest of the Collateral Agent hereunder could result prior to the end of such three-Business Day period), then the Collateral Agent may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Duty of Collateral Agent. To the extent permitted by law, the Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Administrative Agent, the Collateral Agent, any other Secured Party or any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent, the Collateral Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent’s, the Collateral Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent, the Collateral Agent or any other Secured Party to exercise any such powers. The Administrative Agent, the Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of their directors, officers, employees or agents.

7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Collateral Agent at any time and from time to time to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral (including fixture filings, if any, and amendments) without the signature of such Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Grantor authorizes the Collateral Agent to use the collateral description “all personal property”, “all assets” or any similar phrase in any such financing statements. Each Grantor agrees to provide such information as the Collateral Agent may reasonably request necessary to enable the Collateral Agent to make any such filings promptly following any such request. Notwithstanding anything herein or in any other Loan Document to the contrary, the delivery of control agreements with respect to any Deposit Accounts, Securities Accounts and Commodities Accounts shall not be required.

7.4 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Administrative Agent, the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Administrative Agent, the Collateral Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 or at such other address pursuant to notice given in accordance with Section 10.2 of the Credit Agreement.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent, the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses; Indemnification. Each Guarantor agrees to pay, and to save the Administrative Agent, the Collateral Agent and the other Secured Parties harmless from, any and all out-of-pocket liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement. The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5 Successors and Assigns. Subject to Section 8.15, this Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent, the Collateral Agent and the other Secured Parties and their successors and assigns; provided, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent except as permitted under the Credit Agreement.

8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent, the Collateral Agent and each other Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to the extent permitted by applicable law, upon any amount becoming due and payable by each Grantor (whether at the stated maturity, by acceleration or otherwise after the expiration of any applicable grace periods) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent, the Collateral Agent or such other Secured Party to or for the credit or the account of such Grantor. Each of the Administrative Agent, the Collateral Agent and each other Secured Party shall notify such Grantor promptly of any such set-off made by it and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application.

8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or electronic (i.e., “pdf”) transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof.

8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

8.12 Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents and any Letter of Credit to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court” and, together with the New York Supreme Court, the “New York Courts”), and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) the Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Section 8.12 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment and (iii) if all such New York Courts decline jurisdiction over any person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction;

(b) consents that any such action or proceeding may be brought in the New York Courts and appellate courts from either of them, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.12 any special, exemplary, punitive or consequential damages (provided that such waiver shall not limit the indemnification obligations of the Grantors to the extent such special, exemplary, punitive or consequential damages are included in any third party claim with respect to which the applicable Indemnitee is entitled to indemnification under Section 10.5 of the Credit Agreement).

8.13 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Administrative Agent, the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent, the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Administrative Agent, the Collateral Agent and the Lenders or among the Grantors and the Administrative Agent, the Collateral Agent and the Lenders.

8.14 Additional Guarantors and Grantors. Each Restricted Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.8 of the Credit Agreement shall become a Guarantor and a Grantor for all purposes of this Agreement upon execution and delivery by such Restricted Subsidiary of an Assumption Agreement in the form of Annex I hereto.

8.15 Releases.

(a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Borrower Hedge Agreement Obligations, Borrower Foreign Currency L/C Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due) shall have been paid in full in cash, the Commitments shall have been terminated and no Letter of Credit (that is not cash collateralized or back-stopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Lien granted under this Agreement on such Collateral shall be automatically released, and the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence the release of the Liens created hereby on such Collateral, including, for the avoidance of doubt, notices of termination of the assignment and other related documents with respect to any Property for which an assignment has been made pursuant to any of the Loan Documents (including pursuant to Section 5.3 of this Agreement) which is being sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement. A Guarantor shall be automatically released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement, or upon the designation of such Guarantor as an Unrestricted Subsidiary as permitted under the Credit Agreement, and the Collateral Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable to evidence the release of such obligations. All releases or other documents delivered by the Collateral Agent pursuant to this Section 8.15(b) shall be without recourse to, or warranty by, the Collateral Agent.

(c) Liens on Collateral created hereunder shall be released and obligations of Guarantors and Grantors hereunder shall terminate as set forth in Section 10.15 of the Credit Agreement.

8.16 WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND EACH OTHER SECURED PARTY, HEREBY IRREVOCABLY AND

UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A. as Collateral Agent

By:	/s/ Matthew A. Curtin
Name:	Matthew A. Curtin
Title:	Director

BOOZ ALLEN HAMILTON INC.,
as Grantor

By	/s/ Samuel R. Strickland
Name:	Samuel R. Strickland
Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

BOOZ ALLEN HAMILTON INVESTOR CORPORATION,
as Grantor and Guarantor

By	/s/ Samuel R. Strickland
Name:	Samuel R. Strickland
Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

ASE, INC., as Grantor and Guarantor

By	/s/ John D. Mayer
Name:	John D. Mayer
Title:	President

BOOZ ALLEN HAMILTON INTERNATIONAL, INC., as Grantor and Guarantor

By	/s/ Michael W. Jones
Name:	Michael W. Jones
Title:	President

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Guarantor	Address for Notices
ASE, Inc.	8283 Greensboro Drive McLean, VA 22102

Booz Allen Hamilton Investor Corporation	8283 Greensboro Drive McLean, VA 22102

Booz Allen Hamilton International, Inc.	8283 Greensboro Drive McLean, VA 22102

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Number of Certificate	Registered Owners	Number and Class of Equity Interest	Percentage of Equity Interests
Booz Allen Hamilton International, Inc. (formerly known as Aestix, Inc.)	CA 0012	Booz Allen Hamilton Inc.	100 Class A Common	100.00%

Booz Allen Hamilton International, Inc. (formerly known as Aestix, Inc.)	PA 0002	Booz Allen Hamilton Inc.	29,200,000 Series A Preferred	100.00%

ASE, Inc.	2	Booz Allen Hamilton Inc.	1,000 Common	100.00%

Booz Allen Hamilton Inc.	7554	Booz Allen Hamilton Investor Corporation	104.5 Class A Common	100.00%

Pledged Notes:

None.

Schedule 3

LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number
ASE, Inc.	Delaware	8283 Greensboro Drive McLean, VA 22102	22-3271700

Booz Allen Hamilton Inc.	Delaware	8283 Greensboro Drive McLean, VA 22102	36-2513626

Booz Allen Hamilton International, Inc..	Delaware	8283 Greensboro Drive McLean, VA 22102	22-3748537

Booz Allen Hamilton Investor Corporation	Delaware	8283 Greensboro Drive McLean, VA 22102	26-2634114

Schedule 4

COPYRIGHTS AND COPYRIGHT LICENSES

Title	Reg. No.	Reg. Date	Owner
Acquisition process for major defense systems	TX641890	02/23/1981	Booz, Allen & Hamilton, Inc.

Acquisition process for major defense systems	TX658390	01/21/1981	Booz, Allen & Hamilton, Inc.

AutoCAD AutoLISP	TXu699123	07/31/1995	Booz, Allen & Hamilton, Inc. & GEO/SQL Corporation*

ASVAB career exploration system	TX4350344	07/26/1996	Booz-Allen & Hamilton, Inc.

Booz, Allen financial management systems in government	TX721852	11/06/1978	Booz Allen Hamilton, Inc. & Booz & Company Inc. (as of the Closing)*

Booz Allen Hamilton : helping clients envision the future / Art Kleiner	TX6170533	08/24/2005	Booz Allen Hamilton, Inc. & Booz & Company Inc. (as of the Closing)*

Booz Allen Hamilton—helping clients envision the future / by Greenwich	TX6264929	08/24/2005	Booz Allen Hamilton, Inc., & Booz & Company Inc. (as of the Closing)*

Neural network computer aided design tool (NN CADtool)	TX3455384	09/18/1992	Booz Allen & Hamilton, Inc.

Governance at Booz, Allen & Hamilton	TX721858	11/06/1978	Booz, Allen & Hamilton, Inc.

Heritage trolley systems	TXu809751	06/09/1997	Booz, Allen & Hamilton, Inc.

North American light rail vehicles	TX4850774	08/31/1998	Booz, Allen & Hamilton, Inc.

North American light rail vehicles	TXu808115	06/03/1997	Booz, Allen & Hamilton, Inc.

Product development : new approaches in the 1980s / by William P. Sommers	TX460089	04/04/1980	Booz, Allen & Hamilton, Inc.

Retirement income plans : summary plan description	TX324509	09/04/1979	Booz, Allen & Hamilton, Inc.

New directions in telephony / Booz-Allen & Hamilton, Inc., Golden, Freda	TX2652022	09/18/1989	Booz-Allen & Hamilton, Inc., & Golden, Freda & Schraub, P.C.*

Sistema de administracion del mantenimiento de caminos vecinales : version	TXu745898	03/21/1996	Frederic R. Harris, Inc., & Booz Allen & Hamilton, Inc.*

Summary of benefits for professional staff	TX384992	12/12/1979	Booz Allen Hamilton, Inc., & Booz & Company Inc. (as of the Closing)*

Title	Reg. No.	Reg. Date	Owner
A Summary of benefits for support staff	TX384991	12/12/1979	Booz Allen Hamilton, Inc., & Booz & Company Inc. (as of the Closing)*

Acquisition process for major defense systems	TX658390	01/21/1981	Booz, Allen & Hamilton, Inc.

Always on: advertising, marketing, and media in an era of consumer control	TX7191951	06/07/2010	Booz Allen Hamilton Inc.

Make or break: how manufacturers can leap from decline to revitalization.	TX7191953	06/07/2010	Booz Allen Hamilton, Inc.

MEGACOMMUNITIES	TX7077755	06/03/2008	Booz Allen Hamilton, Inc.

MEGACOMMUNITIES	TX7077772	06/03/2008	Booz Allen Hamilton, Inc.

Wargaming for leaders: strategic decision making from the battlefield to the boardroom.	TX6943421	04/30/2009	Booz Allen Hamilton, Inc.

Advanced “F” Class Turbine NGCC without Carbon Capture	TXu1659541	06/26/2008	Booz Allen Hamilton, Inc.

Advanced “F” Class Turbine with Carbon Capture.	TXu1660057	06/26/2008	Booz Allen Hamilton, Inc.

Air-Fired Subcritical PC with 1,100 lb C02/net MWh Carbon Capture/PRB Coal	TXu1667683	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired Subcritical PC with 90% Carbon Capture/PRB Coal	TXu1667687	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired Subcritical PC with Carbon Capture	TXu1667690	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired Subcritical PC without Carbon Capture	TXu1667665	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired Subcritical PC without Carbon Capture/PRB Coal	TXu1667669	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired Supercritical PC with 1,100 lb C02/net MWh Carbon Capture/PRB Coal	TXu1667670	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired Supercritical PC with 90% Carbon Capture/PRB Coal	TXu1667674	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired Supercritical PC with Carbon Capture	TXu1667679	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired Supercritical PC with Carbon Capture	TXu1659764	06/26/2008	Booz Allen Hamilton, Inc.

Air-Fired Supercritical PC without Carbon Capture	TXu1667680	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired Supercritical PC without Carbon Capture	TXu1659538	06/26/2008	Booz Allen Hamilton, Inc.

Air-Fired Supercritical PC without Carbon Capture/PRB Coal.	TXu1667667	08/22/2008	Booz Allen Hamilton, Inc.

Air-Fired UltraSupercritical PC with Carbon Capture	TXu1667576	06/26/2008	Booz Allen Hamilton, Inc.

Air-Fired UltraSupercritical PC wthout Carbon Capture	TXu1660061	06/26/2008	Booz Allen Hamilton, Inc.

CoP (E-Gas) Gasifier lGCC with Fischer-Tropsch Slurry Reactors Producing Power and 50,000 Barrels per Day of Diesel/ Naptha Products	TXu1659564	06/26/2008	Booz Allen Hamilton, Inc.

GCOP (E-Gas) Gasifier IGCC without Carbon Capture	TXu1660003	06/26/2008	Booz Allen Hamilton, Inc.

GCOP (E-Gas) Gasifier lGCC with Carbon Capture	TXu1659993	06/26/2008	Booz Allen Hamilton, Inc.

GE Energy Gasifier lGCC with Fischer-Tropsch Slurry Reactors Producing Power and 10,000 Barrels per Day of Diesel/ Naptha Products	TXu1659749	06/26/2008	Booz Allen Hamilton, Inc.

GE Energy Gasifier Syngas to Ammonia Reactor System	TXu1659558	06/26/2008	Booz Allen Hamilton, Inc.

GE Energy Gasifier Syngas to Dimethlether (DME) Reactor System	Txu1659751	06/26/2008	Booz Allen Hamilton, Inc.

GE Energy Gasifier Syngas to Methane Reactor System	Txu1659996	06/26/2008	Booz Allen Hamilton, Inc.

GE Energy Gasifier Syngas to Methanol Reactor System	Txu1659850	06/26/2008	Booz Allen Hamilton, Inc.

GE “H” Frame Turbine NGCC with Carbon Capture.	Txu1660067	06/26/2008	Booz Allen Hamilton, Inc.

GE “H” Frame Turbine NGCC without Carbon Capture	Txu1659554	06/26/2008	Booz Allen Hamilton, Inc.

GEE Radiant Only Gasifier IGCC without Carbon Capture	Txu1659753	06/26/2008	Booz Allen Hamilton, Inc.

GEE Radiant Only Gasifier lGCC with Carbon Capture	Txu1659867	06/26/2008	Booz Allen Hamilton, Inc.

Oxygen-Fired (95 Mo1%) Ultrasupercritical PC with Carbon Capture	Txu1660070	06/26/2008	Booz Allen Hamilton, Inc.

Oxygen-Fired (95 mol%) Supercritical PC with Carbon Capture	Txu1660012	06/26/2008	Booz Allen Hamilton, Inc.

Oxygen-Fired (95 mol%) Supercritical PC with Carbon Capture and C02 Product Purity Equivalent to 99 mol% Oxygen-fired	TXu1659534	06/26/2008	Booz Allen Hamilton, Inc.

Oxygen-Fired (95%) Supercritical PC with Carbon Capture and C02 Product Purity Suitable for Enhanced Oil Recovery	TXu1659546	06/26/2008	Booz Allen Hamilton, Inc.

Oxygen-Fired (95mol%) Ultrasupercritical PC with Carbon Capture and C02 Product Purity Suitable for Enhanced Oil Recovery	TXu1659881	06/26/2008	Booz Allen Hamilton, Inc.

Oxygen-Fired (99 mol%) Supercritical PC with Carbon Capture	TXu1659530	06/26/2008	Booz Allen Hamilton, Inc.

Shell Gasifier IGCC with 1,100 lb/net MWh Carbon Capture/PRB Coal	TXu1667681	08/22/2008	Booz Allen Hamilton, Inc.

Shell Gasifier IGCC with 90% Carbon Capture/PRB Coal	TXu1667686	08/22/2008	Booz Allen Hamilton, Inc.

Shell Gasifier IGCC without Carbon Capture	TXu1659756	06/26/2008	Booz Allen Hamilton, Inc.

Shell Gasifier IGCC without Carbon Capture/PRB Coal	TXu1667689	08/22/2008	Booz Allen Hamilton, Inc.

Shell Gasifier lGCC with Carbon Capture	TXu1659844	06/26/2008	Booz Allen Hamilton, Inc.

Siemens G Frame NOCC with Carbon Capture	TXu1660000	06/26/2008	Booz Allen Hamilton, Inc.
-*	Security Interest is granted in Grantor’s right, title and interest only.

PATENTS AND PATENT LICENSES

Country	Patent Title	Serial No. Filing Date	Patent No. Issue Date	Status

United States	Method and system for assessing attacks on computer networks using bayesian networks	09/969,722 10/2/2001	6,907,430 11/6/2005	Issued

United States	Method and system for electronic voter registration and electronic voting over a network	09/811,823 09/26/2002	7,729,991 06/01/2010	Issued

United States	Mobile Phone Hyperspectral Imager with Single-Frame Spatial, Spectral and Polarization Information	13/248,935 09/29/2011	N/A	Published

United States	Systems and Methods for Identifying and Mitigating Information Security Risks	13/297,570 11/16/2011	N/A	Published

United States	Mobile Phone Hyperspectral Imager with Single-Frame Spatial, Spectral and Polarization Information	US2011/053994 PCT Filing 09/29/2011	N/A	Published

United States	Systems and Methods for Identifying and Mitigating Information Security Risks	US2011/061002 PCT Filing 11/16/2011	N/A	Published

United States	Radio-Frequency (RF) Precision Nulling Device	61/586,011US 01/12/2012	N/A	Pending

TRADEMARKS AND TRADEMARK LICENSES

Country	Trademark	Serial No. Filing Date	Reg. No. Reg. Date	Owner
United States	ARCHISM	78/624,844 06-May-2005	3773541 06-Apr-2010	Booz Allen Hamilton Inc.

United States	BOOZ ALLEN	77/757,301 11-Jun-2009	3820454 20-Jul-2010	Booz Allen Hamilton Inc.

United States	BOOZ ALLEN HAMILTON	72/311,547 07-Nov-1968	888837 31-Mar-1970	Booz Allen Hamilton Inc.

United States	BOOZ ALLEN HAMILTON	74/054,287 30-Apr-1990	1634966 12-Feb-1991	Booz Allen Hamilton Inc.

United States	BOOZ ALLEN HAMILTON AND DESIGN	76/314,788 18-Sep-2001	2653981 26-Nov-2002	Booz Allen Hamilton Inc.

United States	BRACPLUS	77/378,216 23-Jan-2008	3661631 28-Jul-2009	Booz Allen Hamilton Inc.

United States	DELIVERING RESULTS THAT ENDURE	76/471,010 20-Nov-2002	2808105 27-Jan-2004	Booz Allen Hamilton Inc.

United States	EARNED READINESS	77/907,555 08-Jan-2010	4118990 27-Mar-2012	Booz Allen Hamilton Inc.

United States	ENABLING SMARTER DECISIONS TO APPLY THE RIGHT SOURCES TO THE RIGHT LOCATION AT THE RIGHT TIME	78/535,315 20-Dec-2004	3684459 15-Sep-2009	Booz Allen Hamilton Inc.

United States	FRESNEL	78/818,696 20-Feb-2006	3726731 15-Dec-2009	Booz Allen Hamilton Inc.

United States	MEGACOMMUNITIES	77/159,486 18-Apr-2007	4122026 03-Apr-2012	Booz Allen Hamilton Inc.

United States	MEGACOMMUNITY	77/159,488 18-Apr-2007	4122027 03-Apr-2012	Booz Allen Hamilton Inc.

United States	MISSION DNA	77/667,265 10-Feb-2009	3825978 27-Jul-2010	Booz Allen Hamilton Inc.

United States	MISSION ENGINEERING	78/148,501 29-Jul-2002	3107452 20-Jun-2006	Booz Allen Hamilton Inc.

United States	MISSION ENGINEERING	78/975,774 29-Jul-2002	3137291 29-Aug-2006	Booz Allen Hamilton Inc.

United States	TARGET	78/257,199 02-Jun-2003	3098804 30-May-2006	Booz Allen Hamilton Inc.

United States	VEOP	78/535,314 20-Dec-2004	3684458 15-Sep-2009	Booz Allen Hamilton Inc.

United States	VISUAL EMERGENCY OPERATIONS PLAN	78/535,313 20-Dec-2004	3735293 05-Jan-2010	Booz Allen Hamilton Inc.

United States	VISUAL EOP	78/535,517 20-Dec-2004	3684460 15-Sep-2005	Booz Allen Hamilton Inc.

Except for any agreements entered into in connection with or otherwise related to the Transaction Documents, Grantor is not the licensor or franchisor of any Copyrights, Patents or Trademarks under any material license or franchise agreement which is not in the ordinary course of Grantor’s business.

DOMAIN NAME REGISTRATIONS

Domain Name	Registration Date	Expiry Date
boozallenhamilton.us	10-Aug-04	9-Aug-12
bah.jobs	6-Mar-08	6-Mar-13
booz-allen.com	8-Jun-01	8-Jun-13
boozallen.biz	25-Apr-03	24-Apr-13
boozallen.jobs	6-Mar-08	6-Mar-13
boozallen.name	29-Jun-07	29-Jun-13
boozallen.net	25-Apr-03	25-Apr-15
boozallencampus.com	29-May-01	29-May-13
boozallencollege.com	8-May-01	8-May-13
boozallengraduate.com	29-May-01	29-May-13
boozallenhamilton.com	21-Aug-01	21-Aug-15
boozallenhamilton.net	25-Apr-03	25-Apr-13
boozallenintern.com	29-May-01	29-May-13
boozallenmba.com	29-May-01	29-May-13
boozallenuniversity.com	29-May-01	29-May-13
neediestkids.com	26-Oct-01	26-Oct-12
neediestkids.org	26-Oct-01	26-Oct-12
boozealen.com	19-Dec-05	19-Dec-12
boozalen.com	19-Dec-05	19-Dec-12
mission-assurance.com	11-Mar-04	11-Mar-13
mission-assurance.net	11-Mar-04	11-Mar-13
customercentricorg.com	7-Apr-04	7-Apr-13
customerorg.com	7-Apr-04	7-Apr-13

Domain Name	Registration Date	Expiry Date
customer-centric-org.com	7-Apr-04	7-Apr-13
customer-organization.com	7-Apr-04	7-Apr-13
boozallen.org	20-Apr-05	20-Apr-13
boozealan.com	27-Apr-05	27-Apr-13
ewargaming.com	12-May-05	12-May-13
ewargame.net	29-Jun-00	29-Jun-13
ewargame.org	29-Jun-00	29-Jun-13
ewargaming.net	29-Jun-00	29-Jun-12
ewargaming.org	29-Jun-00	29-Jun-13
bizlawreform.com	16-Sep-04	16-Sep-12
dov-zakheim.com	19-Sep-06	19-Sep-12
dovzakheim.com	19-Sep-06	19-Sep-12
dovzakheim.net	19-Sep-06	19-Sep-12
booz-alan.com	17-Oct-05	17-Oct-12
booz-allan.com	17-Oct-05	17-Oct-12
boozalan.com	17-Oct-05	17-Oct-12
bah.biz	7-Nov-01	6-Nov-12
boozeallen.com	21-Nov-01	21-Nov-12
boozallan.com	7-Dec-05	7-Dec-12
boozeallan.com	7-Dec-05	7-Dec-12
boozallensucks.com	22-Dec-03	21-Dec-12
boozallenhamiltoncostore.com	30-Mar-07	30-Mar-13
boozhamiltonallen.com	30-Mar-07	30-Mar-13
boozhamiltonallen.org	30-Mar-07	30-Mar-13
boosallenhamilton.com	2-Apr-07	2-Apr-13
boosallen.com	27-Apr-07	27-Apr-13
boozzallen.com	27-Apr-07	27-Apr-13

Domain Name	Registration Date	Expiry Date
bossallenhamilton.com	27-Apr-07	27-Apr-13
bozzallenhamilton.com	27-Apr-07	27-Apr-13
strategy-defense.com	7-Jun-07	7-Jun-13
strategy-defense.net	7-Jun-07	7-Jun-13
strategy-defense.org	7-Jun-07	7-Jun-13
boozallen-me.com	5-Sep-07	5-Sep-12
boozallenme.com	5-Sep-07	5-Sep-12
boozallen.us	2-May-02	1-May-13
megacommunities.com	11-Aug-06	11-Aug-14
megacommunities.net	11-Aug-06	11-Aug-14
megacommunities.org	11-Aug-06	11-Aug-14
boozallen.com	27-Sep-99	23-Sep-14
boozallenhamilton.org	28-Nov-06	28-Nov-15
bah.com	8-May-91	9-May-16
boozallenstrategypartners.com	21-Jan-08	21-Jan-13
bracplus.com	22-Jan-08	22-Jan-19
bracplus.net	22-Jan-08	22-Jan-19
bracplus.org	22-Jan-08	22-Jan-19
wwwboozallen.com	13-Sep-05	13-Sep-12
booz-allen.us	07-May-09	06-May-13
booz-allen-hamilton.us	07-May-09	06-May-13
bah.xxx	9-Dec-11	09-Dec-12
bahccg.com	24-Dec-08	24-Dec-12
bahccg.net	24-Dec-08	24-Dec-12
bahccg.org	24-Dec-08	24-Dec-12
bahcom.com	5-May-09	5-May-13
bahstore.com	19-Oct-01	19-Oct-13

Domain Name	Registration Date	Expiry Date
booz-allen-hamilton.com	06-Jun-07	06-Jun-13
boozallen-jobs.com	28-Jan-09	28-Jan-14
boozallenawards.com	19-Oct-01	19-Oct-13
boozallencapital.com	21-Feb-11	21-Feb-13
boozallencares.com	09-Mar-11	09-Mar-13
boozallencom.com	05-May-09	05-May-13
boozallencyberday.com	31-Aug-10	31-Aug-12
boozallendefense.com	23-Jan-07	23-Jan-13
boozallendefense.net	23-Jan-07	23-Jan-13
boozallendefense.org	23-Jan-07	23-Jan-13
boozallenhonolulu.com	25-Feb-04	24-Feb-13
boozallenjobs.com	03-June-10	03-June-13
boozallenstore.com	19-Oct-01	19-Oct-13
bozallen.com	14-June-07	14-June-13
bozzallen.com	14-June-07	14-June-13
bozzallenhamilton.com	27-Apr-07	27-Apr-13
cyberhub.com	18-Aug-02	18-Aug-14
cyberhub.xxx	21-Dec-11	21-Dec-12
global-innovation-network.com	04-Apr-05	04-Apr-13
leading-innovations.com	05-May-04	05-May-13
missiondna.com	30-June-08	30-June-13
missiondna.net	18-Nov-08	18-Nov-12
myboozallen.com	30-June-11	30-June-13
persia-house.com	16-Jan-09	16-Jan-14
strategy-government.com	11-Aug-08	11-Aug-12
strategy-government.net	11-Aug-08	11-Aug-12
strategy-government.org	11-Aug-08	11-Aug-12

Domain Name	Registration Date	Expiry Date
trustmarket.com	29-July-04	29-July-12
wargamingforleaders.com	28-Aug-08	28-Aug-12
wargamingforleaders.net	28-Aug-08	28-Aug-12
wargamingforleaders.org	28-Aug-08	28-Aug-12
wwwbah.com	27-July-10	27-July-12
wwwbahcom.com	05-May-09	05-May-13
wwwbooz-allen.com	05-May-09	05-May-13
wwwbooz-allen-hamilton.com	05-May-09	05-May-13
wwwbooz-allencom.com	05-May-09	05-May-13
wwwboozallencom.com	05-May-09	05-May-13
boozallenmarketplace.com	19-Dec-01	19-Dec-13
boozallenfamilyambassadors.org	25-Sept-11	25-Sept-12
boozallenfamilyambassadors.com	25-Sept-09	25-Sept-12
booz-allen-hamiltoncom.com	05-May-09	05-May-13
wwwbooz-allen-hamiltoncom.com	05-May-09	05-May-13
wwwboozallenhamilton.com	05-May-09	05-May-13
wwwboozallenhamiltoncom.com	05-May-09	05-May-13
wwwbooz-allen-hamiltoncom.com	05-May-09	05-May-13
boozallenlearning.com	17-June-03	17-June14

Schedule 5

MATERIAL GOVERNMENT CONTRACTS

[See attached.]

Client	Contract Title	Contract Number	Order/Material CLIN Title	Order/Material CLIN Number
NIH	MANAGEMENT SUPPORT CENTER FOR	00921-0001	NCRR TECH SUPPORT CTSA ACTIVIT	00921-0001/0010
DEFENSE SUPPLY SERVICE-WASH	(IATAC) INFORMATION ASSURANCE	09003-0480	DO #348 INFO ASSRNC ANALS DIA	09003-0480/3480
DEFENSE SUPPLY SERVICE-WASH			DO #349 COMMANDER, USPFIATA RD	09003-0480/3490
DEFENSE SUPPLY SERVICE-WASH			DO #355 IATAC AGNCY INFO ASSUR	09003-0480/3550
DEFENSE ELECTRONICS SUPPLY CTR	SURVIAC CONTRACT	09003-0550	AFRL DATABASE & ANALYSIS	09003-0550/1970
DEFENSE ELECTRONICS SUPPLY CTR			U.S AIR FORCE(DHS)MISSIO ASSUR	09003-0550/2060
DEFENSE ELECTRONICS SUPPLY CTR			AIR FORCE SPACE DO 219	09003-0550/2190
DEFENSE ELECTRONICS SUPPLY CTR			STRATEG PLAN/TECH EVOLU SUP	09003-0550/2350
DEFENSE ELECTRONICS SUPPLY CTR			NETWARCOM FORCENET/C5ISR NETOP	09003-0550/2540
DEFENSE ELECTRONICS SUPPLY CTR			DO 259 ESOC, MI, INSCOM, CI, C	09003-0550/2590
DEFENSE ELECTRONICS SUPPLY CTR			DO #268 USMC MISSION ASSRNCE	09003-0550/2680
DEFENSE ELECTRONICS SUPPLY CTR			DO 272 STRAT N-K OVA DOD NI	09003-0550/2720
DEFENSE ELECTRONICS SUPPLY CTR			DO 274 PROG EXEC OA & LOCM	09003-0550/2740
DEFENSE ELECTRONICS SUPPLY CTR			DO #276 S&VTA HMLND SEC, CGAP	09003-0550/2760
DEFENSE ELECTRONICS SUPPLY CTR			DO #283 USSOCOM CNTR K&F RASPW	09003-0550/2830
DEFENSE ELECTRONICS SUPPLY CTR			DO #288 S/VSP R&A USSOCOM CSO	09003-0550/2880
DEFENSE ELECTRONICS SUPPLY CTR			DO #296 S&V TA ACC&CAF	09003-0550/2960
DEPARTMENT OF DEFENSE	IR&D SMES	09003-0604	IR&D OP5 CLIN 0501	09003-0604/0501

Client	Contract Title	Contract Number	Order/Material CLIN Title	Order/Material CLIN Number
MARYLAND PROCUREMENT OFFICE	JOURNEYMAN	09003-0616	JOURNEYMAN	09003-0616/0001
MARYLAND PROCUREMENT OFFICE	IASETAC-INFORMATION ASSURANCE	09003-0632	IASETAC DO# 0005-TTO 5	09003-0632/0005
MARYLAND PROCUREMENT OFFICE	TEAMWEAVER	09003-0633	TW TTO 1 LABOR	09003-0633/0010
MARYLAND PROCUREMENT OFFICE	SIDEPOCKET	09003-0637	UNFUNDED OPTION 4	09003-0637/5554
DEPARTMENT OF DEFENSE	DTRA: DEF/THREAT RED. AGENCY	09003-0645	0001: CWMD-T PROGRAM BASE	09003-0645/0001
MARYLAND PROCUREMENT OFFICE	SIGINT DEVELOPMENT SUPPORT II	09003-0667	UNFUNDED OPTION 2	09003-0667/5552
MARYLAND PROCUREMENT OFFICE			UNFUNDED OPTION 3	09003-0667/5553
MARYLAND PROCUREMENT OFFICE			UNFUNDED OPTION 4	09003-0667/5554
MARYLAND PROCUREMENT OFFICE			UNFUNDED OPTION 5	09003-0667/5555
MARYLAND PROCUREMENT OFFICE			UNFUNDED OPTION 6	09003-0667/5556
MARYLAND PROCUREMENT OFFICE			UNFUNDED OPTION 7	09003-0667/5557
MARYLAND PROCUREMENT OFFICE			UNFUNDED OPTION 8	09003-0667/5558
MARYLAND PROCUREMENT OFFICE			UNFUNDED OPTION 9	09003-0667/5559
DEFENSE ELECTRONICS SUPPLY CTR	SURVIAC CONTRACT	09003-0687	DO 456 SYS ENG STR EVALUATION	09003-0687/0301
DEFENSE ELECTRONICS SUPPLY CTR			DO 454 CLS SUSTAINMENT DIVISI	09003-0687/0801
US ARMY RDECOM ACQ CTR	SWORD FOLLOW ON CONTRACT	09004-0462	0001:SWORD FOLLOW ON	09004-0462/0010
US ARMY-CECOM	ID/IQ CECOM-TESS	09004-0474	0005: OIO ELEC WARFARE EFFORT	09004-0474/0005
US ARMY-CECOM			0006: INFO OPS EFFORT	09004-0474/0006
US ARMY	IDIQ-RPTI	09004-0477	DO 16 PDFCS-R KIT SUPPORT	09004-0477/0016
US ARMY-CECOM	R23G ID/IQ	09004-0495	0002AA: RAINMAKER 0393	09004-0495/0200
US NAVY-AVIATION SUPPLY OFC	WORLDWIDE PUBL. COM AND MEDIA	09005-1297	OPTY3-N00189-08-R-Z051	09005-1297/3010
US NAVY-AVIATION SUPPLY OFC			OPTY4-N00189-08-R-Z051	09005-1297/4010

Client	Contract Title	Contract Number	Order/Material CLIN Title	Order/Material CLIN Number
NAVY/COMMANDER NAVAL INSTALLATIONS COMMAND	CNIC PROFESSIONAL SERVICES	09005-1306	0009: OPTION II	09005-1306/2010
NAVY/COMMANDER NAVAL INSTALLATIONS COMMAND			0013: OPTION III	09005-1306/3010
NAVY/COMMANDER NAVAL INSTALLATIONS COMMAND			OPTION IV	09005-1306/4010
AIRFORCE, DEPARTMENT OF	VIRTUAL COMBAT ENVIRONMENT OF	09006-0969	CLIN 1-EWBM	09006-0969/0010
DEPARTMENT OF VETERANS AFFAIRS	IDIQ-VA TAC TRANSFORMATION	09042-0028	OY1/LABOR&ODCS: EVEAH PMO SPPT	09042-0028/1010
DOT/FEDERAL AVIATION ADMIN	SE2020 SYSTEM ENGINEERING &	09073-0525	0002-LAB NAS ENG & ENT ARCHIT	09073-0525/0020
DOT/FEDERAL AVIATION ADMIN			0004-LAB TORP 1056 NAS SYSTEM	09073-0525/0040
GSA/FEDERAL SYS OMTEGRATOPM & MNGT CENTER	NSF: NSF INFO TECHNOLOGY	26349-0013	NSF CLIN 0002	26349-0013/0005
GSA/FEDERAL SYS OMTEGRATOPM & MNGT CENTER	TECHNICAL SUPPORT TO P&R IM	26349-0017	P&R IM LABOR TASK 2-6 OY3	26349-0017/3002
GSA/FEDERAL SYS OMTEGRATOPM & MNGT CENTER			P&R IM LABOR TASK 2-6 OY4	26349-0017/4002
GSA/FEDERAL SYS OMTEGRATOPM & MNGT CENTER	ADNET PLUS RECOMPETE	26349-0018	OY2: ADNET PLUS RECOMPETE	26349-0018/2001
GENERAL SERVICES ADMINISTRATION; FEDERAL SUPPLY SR	DHS SCIENCE & TECHNOLOGY SETA	27100-2642	0001/LABOR: CHEM BIO DIVISION	27100-2642/0850
GENERAL SERVICES ADMINISTRATION; FEDERAL SUPPLY SR			0001/LABOR: M&A	27100-2642/0870
DEPT OF VETERANS AFFAIRS	VA118-10-F-0488	27398-0131	TASK 4: SECURITY OPERATION SUP	27398-0131/0004
DEPT OF VETERANS AFFAIRS			OY1/TSK4/1004: SEC OPS SPPT	27398-0131/1004
DEPT OF VETERANS AFFAIRS			OY1/TSK6/1006: CYBER SECURIT	27398-0131/1006
DEPT OF VETERANS AFFAIRS			SECURE VA OY2	27398-0131/2010

Client	Contract Title	Contract Number	Order/Material CLIN Title	Order/Material CLIN Number
NASA/GLENN RESEARCH CENTER	NASA-#NNC10BA17B	27509-2917	LABOR I/PRAD	27509-2917/0040
GSA	ID/IQ JIEDDO COIC TSE	28282-0003	0001:JIDDO COIC TSE IT LABOR	28282-0003/0020
GSA			0001:TO 4 JIDDO COIC TSE LABOR	28282-0003/0030
GSA			1001:JIDDO COIC TSE OPT 1 LABR	28282-0003/1020
GSA			1001:TO 4 OPT1 JIDDO TSE LABOR	28282-0003/1030
GSA			2001:JIDDO COIC TSE OPT 2 LABR	28282-0003/2020
GSA			2001:TO 4 OPT2 JIDDO TSE LABOR	28282-0003/2030
GSA			3001:JIDDO COIC TSE OPT 3 LABR	28282-0003/3020
GSA			3001:TO 4 OPT3 JIDDO TSE LABOR	28282-0003/3030
GSA			4001:JIDDO COIC TSE OPT 4 LABR	28282-0003/4020
GSA			4001:TO 4 OPT4 JIDDO TSE LABOR	28282-0003/4030
GENERAL SERVICES ADMINISTRATION	GSA IT-SCHEDULE/IDIQ	28950-4700	TASK#4/OY1/LABOR: MIMS	28950-4700/1204
SPAWAR HQ	NEXT GENERATION ENTERPRISE	29290-1027	DO NS27: NEXT GENERATION	29290-1027/4001
SPAWAR HQ	PMW 740 INTEGRATED	29290-1028	DO NS28: PMW 740-OPT YR 4	29290-1028/4001
SPAWAR HQ	PMW 150 PSS	29290-1035	DO NS35: PMW 150 PSS	29290-1035/1001
SPAWAR HQ			DO NS35: PMW 150 PSS	29290-1035/2001
SPAWAR HQ			DO NS35: PMW 150 PSS	29290-1035/3001
SPAWAR HQ			DO NS35: PMW 150 PSS	29290-1035/4001
INTERNAL REVENUE SERVICE	TIPSS III-HARDWICK	29403-0200	IRS TO 35 OY4	29403-0200/3504
INTERNAL REVENUE SERVICE			IRS TO 37 OY4	29403-0200/3704

Client	Contract Title	Contract Number	Order/Material CLIN Title	Order/Material CLIN Number
INTERNAL REVENUE SERVICE	TIPSS-3-PECK	29403-0900	IRS-TO 16 OY5 FEE 7.2339%	29403-0900/1608
NAVAIR AIRCRAFT DIVISION LAKEHURST	CEAT IV	29750-0803	CLIN 4000 LABOR BASE PERIOD	29750-0803/0010
NAVAIR AIRCRAFT DIVISION LAKEHURST			CLIN 4100 LABOR OPTION PRD I	29750-0803/1010
NAVAIR AIRCRAFT DIVISION LAKEHURST			CLIN 4200 LABOR OPTION PRD II	29750-0803/2010
NAVAIR AIRCRAFT DIVISION PAX RIVER	PSS FOR IWS 6.0	29750-0900	OPENED IN ERROR (0901/0010)	29750-0900/0020
NAVAIR AIRCRAFT DIVISION PAX RIVER			OPENED IN ERROR (0901/0011)	29750-0900/0021
SEAPORT-E WIN	TECH & MISSION SUPRT FOR IPTO	29750-2200	4000: TECH/MISSION SUPRT OY-01	29750-2200/1010
ALLIANT	PARMO	30500-0010	OY1 PARMO III	30500-0010/1010
ALLIANT			OY2 PARMO III	30500-0010/2010
ALLIANT			OY3 PARMO III	30500-0010/3010
ALLIANT			OY4 PARMO III	30500-0010/4010
ALLIANT	ALLIANT-OIC ABBE	30500-0015	CLIN 0001 SETA LABOR	30500-0015/0010
ALLIANT			SETA CLIN 1001-OY1 LABOR	30500-0015/1010
ALLIANT			SETA CLIN 2001-OY1 LABOR	30500-0015/2010
MOBIS: GS-23F-9755H	SPECTRUM	31860-2302	TOPR 19 VA SELD LABOR OY1	31860-2302/1050
MOBIS: GS-23F-9755H			TOPR 19 VA SELD LABOR OY2	31860-2302/2050
MOBIS: GS-23F-9755H			TOPR 19 VA SELD LABOR OY3	31860-2302/3050

Annex I to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of                      , 20    , made by                              (the “Additional Grantor”), in favor of Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, Booz Allen Hamilton Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) and Administrative Agent, Credit Suisse Securities (USA) LLC, as Syndication Agent, Barclays Bank PLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Documentation Agents, as Documentation Agents, Bank of America, N.A., as Issuing Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC as Joint Lead Arrangers and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc. and Sumitomo Mitsui Banking Corporation as Joint Bookrunners have entered into that certain Credit Agreement, dated as of July 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of July 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Administrative Agent, the Collateral Agent and the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants, to the extent applicable and with respect to itself, that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR],
as Grantor and Guarantor

By:
Name:
Title:

2

Annex I-A to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Annex II to

Guarantee and Collateral Agreement

ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of July 31, 2012 (the “Agreement”), made by the Grantors parties thereto for the benefit of Bank of America, N.A., as Collateral Agent. The undersigned agrees for the benefit of the Administrative Agent, the Collateral Agent and the Lenders as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The terms of Sections 6.4(c) and 6.9 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.4(c) or 6.9 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

Annex III to

Guarantee and Collateral Agreement

[    ], 20[    ]

Bank of America, N.A.,

as Administrative Agent

One Bryant Park

New York, New York 10036

Re: Appointment and Agreement

Ladies and Gentlemen:

Reference is made to that certain (i) Credit Agreement, dated as of July 31, 2012 (as it may be amended, waived, supplemented or otherwise modified, the “Credit Agreement”), among Booz Allen Hamilton Inc. (the “Company”), the several banks and other financial institutions or entities from time to time parties thereto, Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”) and Issuing Lender and (ii) Guarantee and Collateral Agreement (as it may be amended, supplemented or otherwise modified, the “Guarantee and Collateral Agreement”; unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Guarantee and Collateral Agreement), among the Company, the Guarantors from time to time party thereto, and the Collateral Agent.

Borrower hereby designates [    ]1 as a [Specified Cash Management Arrangement (as defined in the Guarantee and Collateral Agreement) (the “Specified Cash Management Arrangement”)] [[Specified Foreign Currency L/C Agreement] [Specified Hedge Agreement] (as defined in the Credit Agreement) (the [“Specified Foreign Currency L/C Agreement”][“Specified Hedge Agreement”])].

[Cash Management Provider] [Foreign Currency L/C Provider] [Hedge Provider] hereby:

(i) acknowledges that it has received a copy of the Credit Agreement, the Guarantee and Collateral Agreement and any related Intercreditor Agreement or Other Intercreditor Agreement;

(ii) acknowledges that, pursuant to the Credit Agreement, the Guarantee and Collateral Agreement and any related Intercreditor Agreement or Other Intercreditor Agreement, it has no right to enforce directly against the Collateral or to direct the Administrative Agent, the Collateral Agent or any other Secured Party with respect thereto;

(iii) appoints the Administrative Agent as its agent under the [Specified Cash Management Arrangement] [Specified Foreign Currency L/C Agreement] [Specified Hedge Agreement] for purposes of dealing with the Collateral and the proceeds thereof; and

(iv) agrees to be bound by, and that the Administrative Agent and the Collateral Agent shall, in their dealings with [Cash Management Provider][Foreign Currency L/C Provider][Hedge Provider] in their capacity as such, have the benefit of the provisions of Sections 9.3, 9.7, 10.11, and 10.12 of the Credit Agreement, which are hereby incorporated by reference herein mutatis mutandis.

[1]	Insert description of Specified Cash Management Arrangement, Specified Foreign Currency L/C Agreement, Specified Hedge Agreement, as applicable.

Sincerely,

[Cash Management Provider], [Foreign Currency L/C Provider], [Hedge Provider]

BOOZ ALLEN HAMILTON INC., as Borrower

By:
Name:
Title:

Acknowledged and Agreed:
BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

ii